UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2026

Ponce Financial Group, Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-41255	87-1893965
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2244 Westchester Avenue
Bronx, New York		10462
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (718) 931-9000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	PDLB	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 26, 2026, the Board of Directors (the “Board”) of Ponce Financial Group, Inc., (the “Company”), the holding company for Ponce Bank, N.A. (the “Bank”), appointed Ms. Marlene Cintron to the Board effective immediately. Ms. Cintron will serve until the Company’s annual meeting of shareholders in 2026, at which time it is contemplated that she will be a nominee for election to a three-year term ending at the annual meeting of shareholders in 2029 or until her successor is elected and qualified. There is no arrangement or understanding between Ms. Cintron and any other person pursuant to which Ms. Cintron was appointed to the Board.

Ms. Cintron will also be appointed to the Audit Committee and the Executive Compensation Committee of the Company’s Board of Directors.

Except as follows, Ms. Cintron is not a party to any transactions that would be required to be disclosed under Section 404(a) of Regulation S-K. Ponce Bank, N.A. currently has outstanding loans, either directly or indirectly, to Ms. Cintron. These loans were made in the ordinary course of business, made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to Ponce Bank and for which management believes neither involve more than the normal risk of collection nor present other unfavorable features.

As a non-employee director, Ms. Cintron will receive the Company’s standard Board compensation, which currently consists of an annual fee of $48,000 per year and fees of $500 per meeting for service on the committees of the Board. Ms. Cintron is also eligible to receive restricted stock or option grants pursuant to the Company’s 2023 Long-Term Incentive Plan from time to time as determined by the Board.

Item 8.01 Other Events.

On March 30, 2026, the Company issued a press release announcing the appointment of Ms. Cintron to the Board.

A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)Exhibits.

Exhibit Number Description

99.1 Press release dated March 30, 2026

104 Cover Page Interactive Data File (embedded within the Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ponce Financial Group, Inc.

Date:	March 30, 2026	By:	/s/ Carlos P. Naudon
Carlos P. Naudon President and Chief Executive Officer